_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549
                         ______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934
                         ______________

  Date of Report (Date of earliest event reported): February 20,
1996


                 J.P. MORGAN & CO. INCORPORATED
     (Exact name of registrant as specified in its charter)


       DELAWARE                1-5885              13-2625764
 (State or other juris-      (Commission          (IRS Employer
       diction of            File Number)      Identification
No.)
     incorporation)


      60 WALL STREET, NEW YORK, NEW YORK            10260-0060
     (Address of principal executive offices)       (Zip Code)


   Registrant's telephone number, including area code (212) 483-
2323

_________________________________________________________________
_____


   (Former name or former address, if changed since last report)
_________________________________________________________________
______


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

     (a) Financial Statements

         NONE.

     (b) Pro Forma Financial Information

         NONE.

     (c) Exhibits

      4(a) - Medium-Term Master Note, Series A (Subordinated Debt
Securities).

      4(b) - Medium-Term Master Note, Series A (Senior Debt
Securities).


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                           SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        J.P. MORGAN & CO. INCORPORATED
                        ______________________________
                        (REGISTRANT)


                         /s/MARGARET M. FORAN
                        ________________________
                        NAME: MARAGRET M. FORAN
                        TITLE: VICE PRESIDENT



DATE: February 27, 1996




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                          EXHIBIT INDEX


Exhibit 4(a) -   Medium-Term Master Note, Series A (Subordinated
Debt
                 Securities).

Exhibit 4(b) -   Medium-Term Master Note, Series A (Senior Debt
Securities).